Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of November 19, 2007 by and among Neurologix, Inc., a Delaware corporation (the “Company”), General Electric Pension Trust (“GE”), DaimlerChrysler Corporation Master Retirement Trust (“DaimlerChrysler”), certain funds managed by ProMed Asset Management LLC (collectively, “ProMed”) and Corriente Master Fund, L.P. (“Corriente” and together with GE, DaimlerChrysler and ProMed, the “Investors”).  Capitalized terms used herein, but not otherwise defined, shall have the meanings set forth in the Series D Subscription Agreement (as defined below).

WHEREAS, the Company, GE, Daimler Chrysler and ProMed are parties to the Stock and Warrant Subscription Agreement (the “Series C Subscription Agreement”), dated as of May 10, 2006, pursuant to which GE, Daimler Chrysler and ProMed purchased shares of Series C Preferred Stock and received certain registration rights in connection therewith;

WHEREAS, GE and Corriente are purchasing shares of Series D Preferred Stock pursuant to the Stock and Warrant Subscription Agreement (the “Series D Subscription Agreement”), dated as of even date herewith, among the Company, GE, Corriente and the other parties named therein;

WHEREAS, in connection with the transactions contemplated by the Series D Subscription Agreement, the Company and the Investors have agreed that all the Investors should execute a single agreement to provide for the registration rights set forth herein, thereby replacing the registration rights previously granted by the Company to certain of the Investors under the Series C Subscription Agreement; and

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Series C Subscription Agreement Amendment.  Pursuant to Section 6.2 of the Series C Subscription Agreement, the Company, GE, Daimler Chrysler and ProMed hereby amend the Series C Subscription Agreement by deleting Section 3.9 thereof in its entirety.

2.           Registration of the Shares; Compliance with the Securities Act.

(a)  Registration Upon Request.

(i)   (x)           At any time after the Closing Date, until such time at which the Company is eligible to file and maintain the effectiveness of, a registration statement on Form S-3 or any successor form thereto for a public offering of shares held by the Investors (such period of S-3 eligibility, the “S-3 Eligibility Period”), upon the written request of the holders of at least fifty percent (50%) of the Registrable Securities (the “Requesting Holders”), the Company shall use its reasonable best efforts to register under the Securities Act of 1933, as amended (the “Securities

Act”) all or any portion of the Registrable Securities (as defined below) held by the Requesting Holders for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of such offering shall exceed $1,000,000.  At any time other than an S-3 Eligibility Period or in the event the Company ceases to be S-3 eligible following the S-3 Eligibility Period, the Company shall prepare a registration statement (a “Demand Registration Statement”) on Form S-1, Form SB-1 or such other appropriate or available registration form of the Securities and Exchange Commission (“SEC”), utilizing Rule 415 under the Securities Act if so requested, with respect to any Demand Registration Statement.  The Company shall not be required to effect more than three Demand Registration Statements in the aggregate, provided, however that if the number of shares requested by any Requesting Holder to be included in all prior Demand Registration Statements has been reduced by twenty-five percent (25%) or more pursuant to Section 2(a)(v) hereof, the Company shall be required to effect one additional Demand Registration Statement if so requested in accordance with this clause (x), provided, further, that in the case of any such reduction, the Company shall not be required to effect more than four (4) Demand Registration Statements in the aggregate.

  (y)           For the purposes of this Agreement, “Registrable Securities” shall mean (i) shares of the Common Stock issuable upon conversion of the Series C Preferred and the Series D Preferred Stock (the “Conversion Shares”), and (ii) shares of Common Stock issuable upon exercise of warrants issued to the Investors (the “Warrant Shares” and together with the Conversion Shares, the “Shares”), provided that such securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such Registrable Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (ii) such Registrable Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Registrable Securities relating to restrictions on the transferability thereof, under the Securities Act or otherwise, is removed by the Company; or (iii) such Registrable Securities shall cease to be outstanding.  Registrable Securities shall not include the shares of Preferred Stock purchased by the Investors (the “Purchased Shares”) or the warrants issued to the Investors to purchase the Common Stock.  In participating in any registration pursuant to this Section 2, each Investor agrees to convert to Common Stock any and all Purchased Shares to be sold by such Investor prior to or in connection with any sale pursuant to the applicable Registration Statement.

(ii)  During the S-3 Eligibility Period, upon the request of an Investor or Investors holding Registrable Securities, the Company shall use its reasonable best efforts to prepare a registration statement (a “Shelf Registration Statement”) on Form S-3 or any successor form thereto to register under the Securities Act (utilizing Rule 415, if so requested), for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Securities specified in such notice provided that the value of such Registrable Securities is at least $500,000.  There shall be no limit on the number of Shelf Registration Statements that the Investors may require the Company to effect pursuant to this Section 2; provided, however, that no Investor shall have the right to demand, on more than two occasions, a Shelf Registration Statement with respect to Registrable Securities that are eligible to be sold pursuant to paragraph (k) of Rule 144 under the Securities Act.

(iii)  Following receipt of any notice under paragraph (i) or (ii) above, the Company shall immediately notify all Investors from whom notice has not been received and such Investors shall then be entitled within twenty (20) days thereafter to request the Company to include in the requested registration all or any portion of their Registrable Securities.  The Company may also register for sale for its own account or that of other security holders such additional shares of the Company’s capital stock as it shall desire, subject to paragraph (v) below.

(iv)  In connection with any registration pursuant to this Section 2(a), if and when the Company is required by the provisions of paragraphs (i) or (ii) to register Registrable Securities, the Company shall:

  (x)           subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information (provided that failure on the part of one Investor to provide the necessary information requested shall not relieve the Company from its obligation to use reasonable best efforts with respect to complying Investors), prepare and file with the SEC, within forty-five (45) days (sixty (60) days in the case of a Demand Registration Statement) after receiving appropriate notice from the relevant Requesting Holders or the Investors as provided for in (i) or (ii) above, a Demand Registration Statement or a Shelf Registration Statement, as appropriate, to enable the resale of the Registrable Securities by the Requesting Holders or the Investors; provided, that if the terms of the underwriting agreement executed in connection with any registration pursuant to Section 2(a) or 2(b) prohibit the Company from filing any Demand Registration Statement or Shelf Registration Statement, as the case may be, the Company shall have the right to delay such filing for the required period, which period shall not exceed ninety (90) days;

  (y)           use its reasonable best efforts (provided that failure on the part of one Investor to provide the necessary information requested shall not relieve the Company from its obligation to use reasonable best efforts with respect to complying Investors), to cause the Demand Registration Statement or Shelf Registration Statement, as the case may be, to become effective as promptly as practicable after the initial filing thereof with the SEC (the date such registration statement is initially declared effective by the SEC, the “Effective Date”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such period any financial statements that are required to be filed prior to the effectiveness of such registration statement; and

  (z)           use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Demand Registration Statement or Shelf Registration Statement, as appropriate, and the prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement or Shelf Registration Statement, as appropriate, current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Registrable Securities purchased hereunder, the earliest of (x) the date on which such Investor may sell all Registrable Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, (y) the second anniversary of the effective date of such Demand Registration Statement or Shelf Registration Statement, as appropriate, or (z) the date on which there cease to be any Registrable Securities outstanding.

(v)  In connection with any registration pursuant to this Section 2(a), the Investors may elect to sell Registrable Securities in an underwritten offering in accordance with the conditions set forth in this paragraph (v).  In any such underwritten offering, the investment bank that will manage the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Investors holding a majority of the Registrable Securities to be sold pursuant to such offering, subject, in each case, to the consent of the Company, which consent will not be unreasonably withheld.  No Investor may participate in any underwritten offering hereunder unless such Investor (x) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto and (y) completes and executes all other customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.  In the case of any such underwritten offering, if the managing underwriter for such offering advises the Company in writing that in their good faith opinion the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering such that the inclusion of such Registrable Securities would adversely affect marketing of the securities to be sold pursuant to the offering, the Registrable Securities held by Investors who elect to participate in such offering and other holders of the Company’s securities exercising similar demand registration rights shall have priority over any securities to be sold by the Company or any additional holders of the Company’s securities, and the number of shares to be included by the Investors and such other holders exercising similar demand registration rights shall be reduced pro rata on the basis of the percentage of the then outstanding Registrable Securities held by each such Investor and the registrable securities held by all other holders exercising similar demand registration rights.  The Company shall not be obligated to arrange for more than two underwritten offerings pursuant to a Shelf Registration Statement.

(vi)  If the majority of the Requesting Holders or the Investors participating in a registration pursuant to this Section 2(a) determine, prior to the effectiveness of the Demand Registration Statement or the Shelf Registration Statement, as the case may be, not to sell Registrable Securities pursuant to such registration statement, such Requesting Holders or the Investors shall provide written notice to the Company and the Company shall cease all efforts in connection with such registration statement; provided, however, that, except where such notice of withdrawal is provided within thirty (30) days of the occurrence of an event or circumstance that results, or could reasonably be expected to result, in a Material Adverse Effect, such Requesting Holders or the Investors shall bear the costs and expenses incurred prior to such withdrawal and such Requesting Holders or requesting Investors shall pay in full to the Company, within thirty (30) days after presentation of an invoice by the Company therefor, all reasonable costs and expenses incurred by the Company in connection with such withdrawal, provided, however, that to the extent that the Company and other holders exercising similar registration demand registration rights include any shares of Common Stock in such registration, the Company and such other holders shall pay their pro rata share of any such expenses, on the basis of the shares being offered thereby.

(b)  Piggyback Registration.

(i)  If the Company at any time proposes to register any of its equity securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both on any registration form (other than Forms S-4, S-8 or another form not available for registering the Shares for sale to the public) which permits the inclusion of Registrable Securities held by any Investor (a “Piggyback Registration”), then each such time the Company will give written notice to all Investors of its intention so to do.  Upon the written request of any such Investor, received by the Company within twenty (20) days after the giving of any such notice by the Company, to register any of such Investor’s Registrable Securities, the Company will use its reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Securities so registered.

(ii)  The Company shall have the right to select the managing underwriter(s) for any underwritten Piggyback Registration.  All Investors proposing to sell their Registrable Securities in such underwritten offering shall (together with the Company) enter into an underwriting agreement in customary form.  If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceed the amount of securities that can be sold in such offering such that the inclusion of such Registrable Securities would adversely affect marketing of the securities to be sold by the Company, any securities to be sold by the Company shall have priority over any Registrable Securities held by Investors, and the number of shares to be included by any Investor and other holders of the Company’s securities exercising similar piggyback registration rights as the Investors shall be reduced pro rata on the basis of the percentage of the then outstanding Registrable Securities held by each such Investor and all such other holders exercising similar piggyback registration rights.  Notwithstanding the provisions of this Section 2, the Company shall have the right at any time after it shall have given written notice to the Investors pursuant to this Section 2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing, but prior to effectiveness.

(c)  Registration Procedures and Other Matters.  If and when the Company is required by the provisions of paragraphs (a) or (b) to register Registrable Securities, the Company shall use its reasonable best efforts to:

(i)  furnish to the Investors with respect to the Registrable Securities registered under any registration statement filed by the Company pursuant to Sections 2(a) or (b) hereof (a “Registration Statement”) such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investors;

(ii)  file documents required for compliance with blue sky laws in states specified in writing by any Investor and use its reasonable best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of such Demand Registration Statement or Shelf Registration Statement, as appropriate, pursuant to Section 2(a) hereof; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(iii)  bear all reasonable expenses in connection with the procedures in this Section 2 and the registration of the Registrable Securities pursuant to the Registration Statement;

(iv)  advise the Investors promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(v)  provide a “Plan of Distribution” section of the Registration Statement substantially in a form reasonably acceptable to the Investors (subject to the comments of the SEC).

(d)  The Company understands that the Investors disclaim any classification as an underwriter; provided, however, that the fact of any Investor being classified as an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

(e)  Within three (3) business days of the effective date of the Registration Statement, the Company shall advise its transfer agent that the Registrable Securities covered by such Registration Statement are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements; provided that the Company has not advised the transfer agent orally or in writing that such Registration Statement has been suspended; provided, further, that in the event the Company’s transfer agent requires an opinion of counsel to the Company for any such reissuance, the Company shall cause its counsel to issue an opinion to the transfer agent stating the foregoing within three business days after any such request for an opinion by the transfer agent.

(f)  Transfer of Shares After Registration; Suspension.

(i)  Each Investor, severally and not jointly, agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in Sections 2(a) and (b) or as otherwise permitted by law, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(ii)  Except in the event that Section 2(b) or paragraph (iii) below applies, the Company shall (x) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (y) provide the Investors copies of any documents filed pursuant to clause (x) above; and (z) inform each Investor that the Company has complied with its obligations in clause (x) above (or that, if the Company has filed a post effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to clause (x) above when the amendment has become effective).

(iii)  Except to the extent that Section 2(b) applies, and subject to paragraph (iv) below, in the event (w) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (x) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (y) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (z) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to each Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Investor is advised in writing by the Company that the current prospectus may be used, and the Investor has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed within thirty (30) days after delivery of a Suspension Notice to the Investors.  In addition to and without limiting any other remedies (including, without limitation, remedies available under applicable law or in equity) available to the Investors, each Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(f)(iii).

(iv)  The Company may require each Investor participating in any registration to furnish to the Company such information regarding such Investor as required under applicable law and such Investor’s intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.  Each such Investor agrees to promptly notify the Company of any inaccuracy or change in information previously furnished by such Investor to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Investor or such Investor’s intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Investor or such Investor’s intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish information so required so that such prospectus shall not contain, with respect to such Investor or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(v)  Notwithstanding the foregoing paragraphs of this Section 2(f), the Investors shall not be prohibited from selling Shares covered by a Registration Statement initiated pursuant to Section 2(a) as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve (12) month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, the sale of Registrable Securities under the Registration Statement in reliance on this Section 2(f)(v) would be reasonably likely to cause a violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law.

(vi)  Provided that a Suspension is not then in effect, any Investor may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current prospectus to the transferee of such Registrable Securities in compliance with applicable law.  Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to the Investors and to supply copies to any other parties requiring such prospectuses.

(g)  Indemnification.  For the purpose of this Section 2(g):

(x)           the term “Selling Stockholder” shall include each Investor and any affiliate of such Investor;

(y)           the term “Registration Statement” shall include the prospectus in the form filed as part of the Registration Statement at the time of effectiveness (or, in the case of an underwritten offering, at the time immediately prior to the pricing of the offering), and each exhibit, supplement (including any free writing prospectus as defined under Rule 405 of the Securities Act) or amendment included in or relating to such Registration Statement; and

(z)           the term “untrue statement” shall include any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)  The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any breach of the representations or warranties of the Company contained in this Section 2 or failure to comply with the covenants and agreements of the Company contained in this Section 2, (y) any untrue statement contained in the Registration Statement, as amended at the time of effectiveness, or (z) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness.  The Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in this Section 2 respecting the sale of the Registrable Securities or any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.  The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

(ii)  Each Investor, severally but not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any failure to comply with the covenants and agreements contained in this Section 2 respecting sale of the Registrable Securities, or (y) any untrue statement contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement.  Such Investor will reimburse the Company (or such officer, director or controlling person, as the case may be) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that such Investor’s obligation to indemnify the Company shall be limited to the amount received by such Investor from the sale of the Registrable Securities giving rise to such obligation.

(iii)  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2(g), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve such indemnifying person from any liability which it may have to any indemnified person under this Section 2(g), except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv)  If the indemnification provided for in this Section 2(g) is unavailable to or insufficient to hold harmless an indemnified person under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the applicable Investor, as well as any other Selling Stockholders under such registration statement, on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company, on the one hand, or an Investor or other Selling Stockholder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and each Investor, severally but not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv).  The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (iv), each Investor shall not be required to contribute any amount in excess of the amount by which the amount received by such Investor from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Each Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Registrable Securities to which such loss relates and shall not be joint with any other Selling Stockholders.

(v)  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 2(g), and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 2(g) fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the

Securities Act and the Exchange Act.  The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 2(g), and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 2(g) and further agree not to attempt to assert any such defense.

(h)  Termination of Conditions and Obligations.  The conditions precedent imposed by Section 2 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares, at the time such Shares are eligible for sale pursuant to Rule 144(k) or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

(i)  Information Available.  So long as the Registration Statement is effective covering the resale of Registrable Securities owned by any Investors, the Company will furnish to such Investors, upon the reasonable request of any Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of such Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with such Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including, the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

3.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (a) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (b) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given and received (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(A)    if to the Company, to:

  Neurologix, Inc.
  One Bridge Plaza
  Fort Lee, NJ 07024
  Attention: Marc Panoff
  Fax: (201) 592-0366

(B)            if to the Investors, at their respective addresses on Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing, with a copy to: counsel set forth on Exhibit A hereto.

4.           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Currency.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.           Changes.  This Agreement may not be modified, waived or amended except pursuant to an instrument in writing signed by the Company and at least fifty percent (50%) in interest of the Investors; provided that any Investor may waive by written consent any provision that is intended for its benefit; providedfurther, however, that any such modification, waiver or amendment that adversely and disproportionately affects any Investor shall require the prior consent of such Investor.   The parties hereto acknowledge and agree that any purchaser of the Series D Preferred Stock acquiring shares thereof at the Second Closing shall be designated as an Investor and shall become a party to this Agreement, by joinder, as at such Second Closing.

6.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.           Prior Agreements.  This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements (including without limitation oral agreements) concerning the registration rights of the Investors.

8.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.           Transfer of Rights.  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares), whether so expressed or not; provided, however, that rights conferred to the Investors may be transferred to a transferee of Shares only if the Company has been given written notice thereof, such transfer complies with the requirements of applicable law and the NASD and the SEC and such transferee is (i) a partner or retired partner of any Investor which is a partnership; (ii) a member or retired member of any Investor which is a limited liability company or (iii) any purchaser of Shares from an Investor representing at least five percent (5%) of the Purchased Shares.

10.           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any other document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other related documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

11.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NEUROLOGIX, INC.

By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer

GENERAL ELECTRIC PENSION TRUST

By: GE Asset Management Incorporated, its Investment Manager

By:	/s/ Daniel L. Furman
Name: Daniel L. Furman
Title: Vice President

DAIMLERCHRYSLER CORPORATION MASTER RETIREMENT TRUST

By:  State Street Bank and Trust Company as Trustee of the DaimlerChrysler Corporation
Master Retirement Trust

By:	/s/ Steve Sovany
Name: Steve Sovany
Title: Vice President

PROMED PARTNERS LP

By:	/s/ Barry Kurokawa
Name: Barry Kurokawa
Title: Managing Director

CORRIENTE MASTER FUND, L.P.

By:  Corriente Capital Management, L.P., its Managing General Partner

By:  Corriente Advisors LLC, its General Partner

By:	/s/ James Haddaway
Name: James Haddaway
Title: Member

NEUROLOGIX, INC.

By:	/s/ John E. Mordock
Name: John E. Mordock
Title: President & Chief Executive Officer

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